EXHIBIT 32.2

US Nuclear Corp.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of US Nuclear Corp. (the Registrant) on Form 10-Q for the period ended June 30, 2017 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Rachel Boulds Principal Financial Officer of the Company, certify,  pursuant to 18 U.S.C.  ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Rachel Boulds, and will be retained by US Nuclear Corp. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: August 11, 2017

By:  /s/ Rachel Boulds

Rachel Boulds

Chief Financial Officer

(Principal Financial Officer)

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